OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2010
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

ING Global Equity Dividend and
Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       February 28

Date of reporting period:       August 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

August 31, 2007

ING Global Equity Dividend and Premium Opportunity Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a nondiversified, closed-end management investment company traded on the New York Stock Exchange under the symbol “IGD.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields. It also looks to earn additional income through a strategy of writing covered call options on a substantial portion of the portfolio of common stocks. It also aims to provide a measure of downside protection on a portion of the value of the Fund in the event of severe market disruption through the strategic purchase of out-of the money put options on selected global, regional or local securities indices.

I am pleased to report that for the six months ended August 31, 2007, the Fund continued to provide you with attractive monthly distributions generated by its dividend-focused global equity strategy, coupled with a covered call writing strategy. During the period, the Fund made six monthly distributions of $0.156 per share, for a total of $0.94 per share.

Based on net asset value (“NAV”), the Fund had a total return of 3.33% for the six-month period(1). This NAV return reflects a decrease in net asset value from $19.98 on February 28, 2007 to $19.70 on August 31, 2007, plus the reinvestment of $0.94 per share in distributions.

Based on its share price as of August 31, 2007, the Fund provided a six-month total return of (0.05%)(2). This share price return reflects a decrease in its share price from $20.55 on February 28, 2007 to $19.60 on August 31, 2007, plus the reinvestment of $0.94 per share in distributions.

For more information on the Fund’s performance, please read the Market Perspective and Portfolio Managers’ Report.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs. We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
October 12, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1   Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan.

2   Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2007

This was a tumultuous first half of the fiscal year. Global equities, represented by the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) at first slipped, then put on 10% in four months, lost it all in another month, before recovering to end up 4.2% for the six months ended August 31, 2007. In currencies, the belief that European interest rates would rise relative to U.S. rates, sent the euro to multiple new high levels against the dollar and the pound to its best level against the dollar in 26 years. The yen, after being dragged down by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies, rebounded as those trades were later unwound. For the half-year, the dollar fell 3.3%, 2.5% and 3.5% against the euro, pound and yen, respectively.

As our previous fiscal year drew to a close, hopes of an end to the slumping housing market were dashed as sub-prime mortgage defaults surged. Gloom on the housing front continued into the summer. Foreclosures in May 2007 were 90% higher than one year earlier. Housing sales were generally still receding and inventories rising to record levels. Existing home prices were reported as falling for the first time since 1991. Homebuilder confidence eroded to a 16-year low. The sub-prime dragon reared its head again in June 2007 when the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds. As June ended, first quarter gross domestic product (“GDP”) growth was finalized at just 0.69% annualized, the lowest since 2003.

Yet into July 2007, most observers believed the chance that sub-prime mortgage problems could trip the economy into recession was small. Federal Reserve Board Chairman Bernanke said as much himself in early June. Other measures of activity such as employment, purchasing managers’ indices and personal spending held up well.

But from mid-July a series of shocks sent investors scurrying for cover. Mr. Bernanke himself had to acknowledge on July 18, 2007, the day that another set of woeful housing statistics was released, that the sub-prime mortgage situation had “significantly deteriorated.” Within weeks, financial institutions were reporting that the sub-prime default crisis had spread to other classes of mortgage loans and the securities derived from them. Worse, it appeared that the vast asset-backed commercial paper market was in the process of seizing up globally because lenders had lost confidence in the value of the collateral. Confirmation came on August 9, 2007, from an unlikely source, when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other and over night inter-bank interest rates soared. This caused central banks to pour billions into the inter-bank system. But by the end of August 2007, the commercial paper market was still paralyzed and shrinking and investors had lost much of their appetite for risk.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the six-month period ended August 31, 2007, with the yield on the ten-year Treasury Note falling 1 basis point (0.01%) to 4.54%, having risen in June 2007 to a five-year high of 5.25%, while the yield on the three-month Bill fell exactly 100 basis points (1.00%), 81 basis points (0.81%) of it in the last three weeks as investors fled to safety.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, returned 5.7% for the half-year, finally breaching its March 2000 record in May 2007. From there the index proceeded fitfully to its best level on July 19, 2007, up 10.4% since the end of February 2007. The market was cheered by year-over-year percentage profits growth of 8.6%, less than the double-digits enjoyed for 14 consecutive quarters, but much better than had been feared, and by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity. But the events described above exposed this as an illusion and on August 16, 2007, the general risk aversion that gripped investors took the index below its February 28, 2007 level. Only soothing words from Mr. Bernanke, interpreted as a September rate cut signal, allowed a partial recovery.

Internationally, the MSCI Japan® Index(3) fell 7.1% for the six-month period as the economic data deteriorated. GDP growth started off strongly but by August 2007 it was reported as barely positive. Unemployment remained at a nine-year low. But consumer prices and wages started falling again and continued to do so through the summer. Investors’ flight to safety led to the unwinding of carry trades,

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2007

strengthening the yen and threatening all-important exports. The MSCI Europe ex UK®(4)Index returned 6.2% for the six months ended August 31, 2007. From mid-March, markets rallied on high consumer and business confidence, record low unemployment, benign inflation and continuing merger and acquisition activity. But nervousness in mid-July after another interest rate increase turned the downturn into a rout as the sub-prime debacle unfolded. On August 16, 2007 some European stock indices had their biggest one-day fall in four and a half years, before a final recovery in the last two weeks. A similar situation existed in the UK where a housing boom and robust service sector had raised GDP growth to 3.0%. Stocks surged into the summer, even shrugging off a July 2007 rate increase to the highest in six years. The slide into the trough on August 16, 2007 was even more violent than in continental Europe and even after a late rebound MSCI UK® Index(5) only returned 4.4% for the half-year.

(1) The MSCI World IndexSMis an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from covered call option writing. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund is managed by Moudy El Khodr, Nicolas Simar, Kris Hermie, Frank van Etten, Willem van Dommelen, Bas Peeters and Alexander van Eekelen, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields in excess of 3% annually. Through a multi-step screening process of various fundamental factors and fundamental analysis the portfolio managers construct a portfolio generally consisting of 65 to 90 common stocks with a history of attractive dividend yields, and stable or growing dividends that are supported by business fundamentals.

Country Allocation

as of August 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The Fund’s Integrated Option Strategy: To generate premiums, the Fund writes covered call options on a substantial portion of the common stocks held in the Fund’s portfolio, a strategy known as covered call option writing.

Writing covered call options involves granting the buyer the right to purchase certain common stock at a particular price (the “strike price”) either at a particular time or during a particular span of time. If the purchaser exercises a covered call option sold by the Fund, either the common stock will be called away from the Fund and the Fund will receive payment equal to the strike price in addition to the original premium received, or the Fund will pay the purchaser the difference between the cash value of the common stock and the strike price of the option. The payment received for the common stock may be lower than the market value of the common stock at that time.

Once the underlying portfolio is constructed, the specific securities and percentage of each underlying security to be used for covered call option writing is determined based on stock outlook, market opportunities and option price volatility. Over the reporting period, the Fund wrote calls on around two-thirds of the stocks in the equity portfolio. At period-end, the calls represented about half the value of the stocks on which they were written. The Fund’s option strategy seeks to stabilize returns and income by selling covered calls on individual securities and by buying puts on both local and regional indices.

The Fund seeks to sell covered call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options.

Top Ten Holdings

as of August 31, 2007
(as a percent of net assets)

Bank of America Corp.	2.1%

Southern Co.	2.1%

Altria Group, Inc.	2.0%

Lloyds TSB Group PLC	2.0%

Enel S.p.A.	2.0%

Telecom Italia S.p.A. RNC	2.0%

Aviva PLC	1.9%

Royal Dutch Shell PLC	1.9%

Citigroup, Inc.	1.9%

BP PLC	1.9%

Portfolio holdings are subject to change daily.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

The Fund may seek, and during the reporting period has sought, to partially hedge against significant market declines by buying out-of-the-money put options on related indices, such as the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Dow Jones Euro Stoxx 50 (Price) Index (“EuroStoxx50”) or any other broad-based global or regional securities index with an active derivatives market. The Fund generally invests in out-of-the-money puts that expire in 20 to 125 trading days. A portion of the premiums generated from the covered call strategy is used to buy put protection. Also, the Fund may seek to, and during the reporting period has sought to, partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are implemented either by selling the international currencies forward or by buying out-of-the-money puts on international currencies versus the U.S. Dollar.

Performance: Based on its share price as of August 31, 2007, the Fund provided a six-month total return of (0.05)%. This return reflects a decrease in its share price from $20.55 on February 28, 2007 to $19.60 on August 31, 2007, plus the reinvestment of $0.94 per share in distributions. Based on net asset value (“NAV”), the Fund had a total return of 3.33% for the six-month period. The Morgan Stanley Capital International (“MSCI”) WorldSM Index and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”) returned 5.98% and 4.15%, respectively, for the same period. The Fund made six monthly distributions of $0.156 per share, for a total of $0.94 per share for the six-months ended August 31, 2007. As of August 31, 2007, the Fund had 97,250,001 shares outstanding. As the Fund’s strategy is defensive it underperformed in April and May when the markets rose. The Fund’s options strategy slightly offset the underperformance of the equity portfolio.

Market and Portfolio Review: During the reporting period, high dividend equities, as measured by the MSCI World High Dividend Index underperformed the broad market, as measured by the MSCI World Index. The greatest relative sector contributors to return in the equity portfolio (relative to MSCI World index sectors) were the Fund’s investments in the telecommunications, healthcare and consumer discretionary sectors. The financials and information technology sectors detracted most on a relative basis. Though the energy sector performed strongly over the period on an absolute basis, the Fund’s energy positions also detracted from relative performance due to adverse security selection. Telecoms benefited the Fund as the sector felt the impact of good Q2 earnings.

Option Portfolio Commentary: The Fund’s option strategy contributed to total return, helped stabilize returns and generated income, by selling covered calls on portfolio securities and by buying puts on both local and regional indices. Over the reporting period the Fund wrote calls on about two-thirds of the stocks in the equity portfolio. At period-end the calls represented 25-30% of the asset value of the entire equity portfolio. During the first part of the period, most of the call options expired in the money. Due to the market decline, most of the calls that expired during August either expired or were rolled while out of the money, which contributed to return. The Fund was able to take some profits from its index put portfolio during August when rolling its position.

During the reporting period, the Fund’s currency hedging detracted from return. A significant part of the Fund’s investments is directly exposed to currency risk. This risk is partially hedged by purchasing foreign exchange (“FX”) put options. During the reporting period, the U.S. dollar weakened against foreign currencies, which contributed to the Fund’s return. During the second part of the reporting period, the U.S. dollar temporarily strengthened against foreign currencies, which resulted in value appreciation of the FX option contracts. We decided to roll a part of the FX put option portfolio to realize the gains, which contributed to return.

Current Strategy and Outlook: Our outlook for the strategy remains positive. We believe investments in defensive stocks and options will give the Fund downside protection and lower volatility. If the equity markets move sideways, stock selection and the consistent, disciplined strategy could add value.

We expect market volatility to remain higher compared to recent years due to continuous unrest driven by the credit theme in the market. Since the option trades are implemented in the over-the-counter markets, we believe this market environment enables the Fund managers to act opportunistically to benefit from specific market events.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2007 (UNAUDITED)

ASSETS:
Investments in securities at value*	$1,833,205,851
Cash	67,978,303
Foreign currencies at value**	14,030,351

Receivables:
Dividends and interest	10,033,695
Prepaid expenses	5,727

Total assets	1,925,253,927

LIABILITIES:
Payable to affiliates	1,443,678
Payable for trustee fees	15,429
Other accrued expenses and liabilities	589,065
Options written***	7,610,269

Total liabilities	9,658,441

NET ASSETS (equivalent to $19.70 per share on 97,250,001 shares outstanding)	$1,915,595,486

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$1,817,221,581
Accumulated distributions in excess of net investment income	(54,038,644)
Accumulated net realized gain on investments, foreign currency related transactions and written options	84,427,646
Net unrealized appreciation on investments, foreign currency related transactions and written options	67,984,903

NET ASSETS	$1,915,595,486

* Cost of investments in securities	$1,780,502,565
** Cost of foreign currencies	$14,120,075
*** Premiums received for options written	$22,802,502

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2007 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$55,547,974
Interest	133,841

Total investment income	55,681,815

EXPENSES:
Investment management fees	10,287,472
Transfer agent fees	11,960
Administrative service fees	979,750
Shareholder reporting expense	122,130
Professional fees	126,273
Custody and accounting expense	331,000
Trustee fees	36,000
Miscellaneous expense	137,641
Foreign currency balance overdraft expense	275,230

Total expenses	12,307,456
Net waived and reimbursed fees	(1,959,521)

Net expenses	10,347,935

Net investment income	45,333,880

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND WRITTEN OPTIONS:

Net realized gain (loss) on:
Investments	82,632,052
Foreign currency related transactions	(641,314)
Written options	8,695,180

Net realized gain on investments, foreign currency related transactions and written options	90,685,918

Net change in unrealized appreciation or depreciation on:
Investments	(79,533,661)
Foreign currency related transactions	25,545
Written options	6,361,634

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and written options	(73,146,482)

Net realized and unrealized gain on investments, foreign currency related transactions and written options	17,539,436

Increase in net assets resulting from operations	$62,873,316

* Foreign taxes withheld	$3,947,049

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months
	Ended	Year Ended
	August 31,	February 28,
	2007	2007

FROM OPERATIONS:
Net investment income	$45,333,880	$64,137,823
Net realized gain on investments, foreign currency related transactions and written options	90,685,918	119,896,515
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and written options	(73,146,482)	80,969,886

Net increase in net assets resulting from operations	62,873,316	265,004,224

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(36,324,155)	(54,413,854)
Net realized gains	(54,486,232)	(119,437,967)
Tax return of capital	—	(5,936,401)

Total distributions	(90,810,387)	(179,788,222)

FROM CAPITAL SHARE TRANSACTIONS:
Adjustment to paid-in capital for offering costs (Note 8)	—	1,289,618
Dividends reinvested	10,135,575	21,047,122

Net increase in net assets resulting from capital share transactions	10,135,575	22,336,740

Net increase (decrease) in net assets	(17,801,496)	107,552,742

NET ASSETS:
Beginning of period	1,933,396,982	1,825,844,240

End of period	$1,915,595,486	$1,933,396,982

Accumulated distributions in excess of net investment income at end of period	$(54,038,644)	$(8,562,137)

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months		March 30,
	Ended	Year Ended	2005(1) to
	August 31,	February 28,	February 28,
	2007	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$19.98	19.08	19.06 (2)

Income from investment operations:
Net investment income	$0.47	0.67 *	0.63
Net realized and unrealized gain on investments	$0.19	2.09	0.79
Total from investment operations	$0.66	2.76	1.42

Less distributions from:
Net investment income	$0.38	0.57	0.66
Net realized gains on investments	$0.56	1.24	0.43
Tax return of capital	$—	0.06	0.31
Total distributions	$0.94	1.87	1.40
Adjustment to paid-in capital for offering costs	$—	0.01	—
Net asset value, end of period	$19.70	19.98	19.08
Market value, end of period	$19.60	20.55	18.96

Total investment return at net asset value(3)%	3.33	15.32	7.84

Total investment return at market value(4)%	(0.05)	19.35	2.13

Ratios and Supplemental Data:
Net assets, end of period (millions)	$1,916	1,933	1,826

Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	1.26	1.21	1.23
Net expenses after expense reimbursement(5)%	1.06	1.01	1.03
Net investment income after expense reimbursement(5)%	4.63	3.43	3.75
Portfolio turnover rate %	34	119	112

(1) Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5) Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The primary investment objective for the Fund is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and utilizing an integrated options strategy.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculations of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid monthly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Options Contracts. The Fund may purchase put options and may write (sell) covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised, or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option and the purchase cost of the security for a written put option, or purchased call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under an investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. For the first five years of the Fund’s existence, the Investment Adviser will contractually waive of its fee equivalent to 0.20% of the Fund’s managed assets. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2007, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”), an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands. Subject to policies as the Board or the Investment Adviser might determine, IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Investment Adviser has also retained ING Investment Management Co. (“ING IM” or “Consultant”), a Connecticut corporation, to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, IIMA, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2007, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$1,283,819	$159,859	$1,443,678

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements.

The Fund places a portion of its transactions with brokerage firms which are affiliates of the investment adviser. For the six months ended August 31, 2007, there were no commissions paid to affiliated firms.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2007, excluding short-term securities, were $639,266,432 and $653,237,436, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the Fund for the six months ended August 31, 2007 was as follows:

	Number of
	Contracts	Premium

Balance at 2/28/2007	44,785,000	$18,464,464
Options Written	184,337,215	85,273,190
Options Expired	(104,873,000)	(37,842,657)
Options Exercised	(41,390,000)	(7,625,190)
Options Terminated in Closing Purchase Transactions	(44,277,500)	(35,467,305)

Balance at 8/31/2007	38,581,715	$22,802,502

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Non-Diversified. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — PAID-IN CAPITAL ADJUSTMENT

In conjunction with the issuance of initial shares, the Fund, based on best estimates, accrued approximately $3,400,000 associated with offering cost. As of the year ended February 28, 2007, the Fund actually incurred a total of $2,110,382 related to offering costs. Therefore, the difference between the amount accrued and the amount actually incurred for offering costs was $1,289,618 for the Fund. This amount represents an over-accrual of estimated offering costs and the reversal of such accrual has been recognized as an adjustment to paid-in capital on the accompanying Statements of Changes in Net Assets for the year ended February 28, 2007.

NOTE 9 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of August 31, 2007, the Fund did not have any securities on loan.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 28,
	2007	2007

Number of Shares
Dividends reinvested	499,982	1,078,515

Net increase in shares outstanding	499,982	1,078,515

$
Dividends reinvested	$10,135,575	$22,336,740 (1)

Net increase	$10,135,575	$22,336,740

(1)	Includes adjustment to paid-in capital of $1,289,618 for offering costs (Note 8).

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2007. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2006

Ordinary	Long-Term	Return of
Income	Capital Gains	Capital

$172,974,208	$702,924	$5,936,401

The tax-basis components of distributable earnings as of the tax year ended December 31, 2006 were:

Unrealized
Appreciation

$112,077,227

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the February year-end closed-end funds, the August 31, 2007 NAV and this semi-annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has analyzed the tax positions of the Fund. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of August 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters.

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — SUBSEQUENT EVENT

Dividends: Subsequent to August 31, 2007, the Fund declared dividends of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date

$0.156	08/15/2007	09/17/2007	09/06/2007
$0.156	09/17/2007	10/15/2007	10/03/2007

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENT (continued)

The Fund estimates that distributions for the tax year commencing on January 1, 2007, and including the distributions listed above, will be comprised of approximately 39% net investment income. The remaining portion of the Fund’s monthly distributions is estimated to come from the Fund’s covered-call option strategy, which for tax purposes, may be treated as a combination of long-term and short-term capital gains, and/or a return of capital. The tax character of the Fund’s covered-call option strategy is largely determined by movements in the underlying equity portfolio. Based on the current realized appreciation in the Fund’s underlying equity portfolio, the Fund estimates that the remaining approximately 61% of the distributions would be considered short-term capital gain.

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 93.0%
		Australia: 7.4%
1,156,891	( 1/4)	Australia & New Zealand Banking Group Ltd.	$27,492,638
1,208,690	( 1/4)	Coca-Cola Amatil Ltd.	9,424,786
2,137,619	( 1/4)	Foster’s Group Ltd.	11,045,469
2,806,055	( 1/4)	GPT Group	10,991,591
5,868,085		Insurance Australia Group	24,181,537
1,498,619		Lion Nathan Ltd.	11,246,125
696,142	( 1/4)	Publishing & Broadcasting Ltd.	10,202,209
1,102,828	( 1/4)	Suncorp-Metway Ltd.	18,148,611
274,373		Wesfarmers Ltd.	8,658,486
556,612	( 1/4)	Westfield Group	9,531,230

			140,922,682

		Belgium: 1.4%
755,234	( 1/4)	Fortis	27,699,505

			27,699,505

		Brazil: 2.0%
486,467	( 1/4)	Petroleo Brasileiro SA ADR	25,894,638
558,090	( 1/4)	Tele Norte Leste Participacoes SA ADR	12,328,208

			38,222,846

		Canada: 2.5%
256,321		Enerplus Resources Fund	10,793,677
562,943		Fording Canadian Coal Trust	18,419,495
534,422	( 1/4)	TransCanada Corp.	18,623,797

			47,836,969

		Denmark: 1.5%
717,331	( 1/4)	Danske Bank A/ S	29,453,031

			29,453,031

		France: 3.5%
164,918	( 1/4)	BNP Paribas	17,312,117
1,055,708	( 1/4)	France Telecom SA	31,800,344
445,178		Vivendi	18,147,013

			67,259,474

		Germany: 1.6%
1,612,713	( 1/4)	Deutsche Telekom AG	30,053,177

			30,053,177

		Greece: 1.7%
873,146		OPAP SA	31,888,735

			31,888,735

		Hong Kong: 1.8%
1,753,542	( 1/4)	CLP Holdings Ltd.	12,075,452
1,415,797		Hang Seng Bank Ltd.	22,214,244

			34,289,696

		Hungary: 0.7%
535,423		Magyar Telekom Telecommunications PLC ADR	13,583,682

			13,583,682

		Ireland: 0.9%
968,206		Bank of Ireland — London Exchange	17,856,271

			17,856,271

		Israel: 1.0%
3,952,898		Bank Hapoalim BM	18,838,897

			18,838,897

		Italy: 10.3%
3,631,229	( 1/4)	Enel S.p.A.	37,521,130
1,034,161	( 1/4)	ENI S.p.A.	35,721,615
4,241,222	( 1/4)	Intesa Sanpaolo S.p.A.	32,052,471
2,262,864	( 1/4)	Mediaset S.p.A.	24,032,033
16,660,463	( 1/4)	Telecom Italia S.p.A. RNC	37,409,716
3,538,149	( 1/4)	UniCredito Italiano S.p.A.	30,394,222

			197,131,187

		Netherlands: 2.9%
388,577	( 1/4)	ABN Amro Holding NV	18,059,185
956,299	( 1/4)	Royal Dutch Shell PLC	37,041,819

			55,101,004

		New Zealand: 0.8%
5,137,524	( 1/4)	Telecom Corp. of New Zealand Ltd.	15,496,465

			15,496,465

		Singapore: 0.5%
640,600	( 1/4)	United Overseas Bank Ltd.	8,754,311

			8,754,311

		South Africa: 0.6%
490,760		Telkom SA Ltd.	12,131,373

			12,131,373

		South Korea: 0.6%
135,518		S-Oil Corp.	10,923,236

			10,923,236

		Sweden: 1.9%
454,460		Holmen AB	17,422,320
2,479,259	( 1/4)	TeliaSonera AB	19,378,565

			36,800,885

		Taiwan: 0.9%
1,771,151	( 1/4)	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,569,818

			17,569,818

		Thailand: 0.5%
1,275,500		Siam Cement PCL	9,436,362

			9,436,362

		United Kingdom: 19.8%
389,560		AstraZeneca PLC	19,198,863
2,603,669	( 1/4)	Aviva PLC	37,298,381
3,724,917		BBA Aviation PLC	18,180,655
3,217,191	( 1/4)	BP PLC	36,154,501
1,620,611		Brit Insurance Holdings PLC	11,584,224
934,705	( 1/4)	British American Tobacco PLC	31,010,993
1,395,130	( 1/4)	Diageo PLC	29,836,049
6,034,458		DSG International PLC	18,933,831
1,115,848	( 1/4)	GlaxoSmithKline PLC	29,119,844
2,007,796		Hiscox Ltd.	10,964,849
640,685	( 1/4)	HSBC Holdings PLC	11,584,749
3,415,137	( 1/4)	Lloyds TSB Group PLC	37,590,414
2,507,268	( 1/4)	Royal Bank of Scotland Group PLC	29,134,862
2,480,927		Tate & Lyle PLC	28,323,916
2,210,029		United Utilities PLC	30,886,110

			379,802,241

		United States: 28.2%
558,028	( 1/4)	Altria Group, Inc.	38,732,723
383,616	( 1/4)	Ameren Corp.	19,480,020
109,000	( 1/4)	American Capital Strategies Ltd.	4,500,610
802,624	( 1/4)	AT&T, Inc.	32,000,619

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		United States: (continued)
800,509	( 1/4)	Bank of America Corp.	$40,569,796
618,361	( 1/4)	Bristol-Myers Squibb Co.	18,025,223
778,018	( 1/4)	Citigroup, Inc.	36,473,484
778,713	( 1/4)	Citizens Communications Co.	11,299,126
698,857	( 1/4)	Consolidated Edison, Inc.	32,105,491
690,441	( 1/4)	Dow Chemical Co.	29,433,500
1,101,940	( 1/4)	Duke Energy Corp.	20,209,580
756,307	( 1/4)	Energy East Corp.	20,185,834
808,485	( 1/4)	KeyCorp.	26,922,551
1,273,471	( 1/4)	Pfizer, Inc.	31,633,020
202,806	( 1/4)	Rayonier, Inc.	8,667,928
1,138,850	( 1/4)	Southern Co.	40,417,786
450,125	( 1/4)	Spectra Energy Corp.	10,465,406
922,828	( 1/4)	US Bancorp.	29,853,486
608,289	( 1/4)	UST, Inc.	29,976,482
578,086	( 1/4)	Wachovia Corp.	28,314,652
822,128	( 1/4)	Washington Mutual, Inc.	30,188,540

			539,455,857

		Total Common Stock (Cost $1,716,142,411)	1,780,507,704

REAL ESTATE INVESTMENT TRUSTS: 1.1%
		United States: 1.1%
184,784	( 1/4)	Developers Diversified Realty Corp.	9,882,248
286,314	( 1/4)	Hospitality Properties Trust	11,297,950

		Total Real Estate Investment Trusts (Cost $23,429,060)	21,180,198

EQUITY-LINKED SECURITIES: 0.5%
		Luxembourg: 0.5%
4,190,661	X	Formosa Chemicals & Fibre Corp. (Counterparty: Merrill)	10,225,213

		Total Equity-Linked Securities (Cost $6,300,141)	10,225,213

WARRANTS: 0.8%
		Ireland: 0.4%
13,939,000	X	Mega Financial Holding Co., Ltd	8,642,180

			8,642,180

		Luxembourg: 0.4%
1,853,000	X	Novatek Microelectronics Corp., Ltd.	7,467,590

			7,467,590

		Total Warrants (Cost $18,856,569)	16,109,770

No. of
Contracts		Value

PURCHASED PUT OPTIONS: 0.3%
	Australia: 0.0%
6,500	S&P/ ASX 200 Index, Strike Price 5,207.610 AUD, Expires 09/21/07	12,493
6,500	S&P/ ASX 200 Index, Strike Price 5,127.840 AUD, Expires 10/19/07	61,728
6,500	S&P/ ASX 200 Index, Strike Price 5,056.620 AUD, Expires 11/16/07	118,526
20,000,000	Australian Dollar Currency Option (AUD/ USD), Strike Price .8076, Expires 09/13/07	97,829
40,000,000	Australian Dollar Currency Option (AUD/ USD), Strike Price .7548, Expires 10/23/07	51,233
30,000,000	Australian Dollar Currency Option (AUD/ USD), Strike Price .7484, Expires 11/21/07	55,170

		396,979

	European Union: 0.1%
15,000	Dow Jones Euro Stoxx 50 Index, Strike Price 3,874.240 EUR, Expires 09/21/07	202,457
15,000	Dow Jones Euro Stoxx 50 Index, Strike Price 3,794.410 EUR, Expires 10/19/07	146,399
15,000	Dow Jones Euro Stoxx 50 Index, Strike Price 3,739.260 EUR, Expires 11/16/07	831,606
80,000,000	European Union Currency Option (EUR/ USD), Strike Price 1.2993, Expires 09/13/07	142
80,000,000	European Union Currency Option (EUR/ USD), Strike Price 1.3535, Expires 10/23/07	649,519
70,000,000	European Union Currency Option (EUR/ USD), Strike Price 1.3070, Expires 11/21/07	109,614

		1,939,737

	United Kingdom: 0.1%
5,600	FTSE 100 Index, Strike Price 5,679.500 GBP, Expires 09/21/07	171,275
5,600	FTSE 100 Index, Strike Price 5,575.120 GBP, Expires 10/19/07	433,780
5,600	FTSE 100 Index, Strike Price 5,519.860 GBP, Expires 11/16/07	644,031
70,000,000	United Kingdom Currency Option (GBP/ USD), Strike Price 1.9200, Expires 09/13/07	27
80,000,000	United Kingdom Currency Option (GBP/ USD), Strike Price 1.9178, Expires 10/23/07	30,005
60,000,000	United Kingdom Currency Option (GBP/ USD), Strike Price 1.9024, Expires 11/21/07	35,974

		1,315,092

	United States: 0.1%
87,300	S&P 500 Index, Strike Price 1,327.270 USD, Expires 09/21/07	158,596
87,300	S&P 500 Index, Strike Price 1,307.140 USD, Expires 10/19/07	533,102

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

No. of
Contracts		Value

	United States: (continued)
87,300	S&P 500 Index, Strike Price 1,289.87 USD, Expires 11/16/07	$839,460

		1,531,158

	Total Purchased Put Options (Cost $15,774,384)	5,182,966

Total Investments in Securities (Cost $1,780,502,565)*	95.7%	$1,833,205,851
Other Assets and Liabilities-Net	4.3	82,389,635

Net Assets	100.0%	$1,915,595,486

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
( 1/4)	All or a portion of this security is segregated as collateral for written options.
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro
GBP	British Pound
HKD	Hong Kong Sar Dollar
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
*	Cost for federal income tax purposes is $1,804,744,960.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$116,585,034
Gross Unrealized Depreciation	(88,124,143)

Net Unrealized Appreciation	$28,460,891

Percentage of
Industry	Net Assets

Aerospace/ Defense	0.9%
Agriculture	5.2
Banks	24.7
Beverages	3.2
Building Materials	0.5
Chemicals	2.0
Coal	1.0
Diversified Financial Services	2.3
Electric	9.5
Entertainment	1.7
Food	1.5
Forest Products & Paper	1.4
Hotels	0.6
Insurance	4.4
Investment Companies	0.2
Media	2.7
Miscellaneous Manufacturing	0.5
Oil & Gas	8.2
Pharmaceuticals	5.1
Pipelines	1.5
Purchased Options	0.3
Real Estate	1.1
Retail	1.0
Savings & Loans	1.6
Semiconductors	1.3
Shopping Centers	0.5
Telecommunications	11.2
Water	1.6
Other Assets and Liabilities — Net	4.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

Written Call Options

Number of			Expiration			Premiums
Contracts	Counterparty	Description	Date	Strike		Received	Value

584,000	Morgan Stanley	Australia and New Zealand Banking Group Ltd.	09/05/07	29.5300	AUD	$356,458	$(68,275)
305,000	Morgan Stanley	Coca-Cola Amatil Ltd.	09/05/07	9.4600	AUD	104,080	(54,939)
1,082,000	Morgan Stanley	Foster’s Group Ltd.	09/05/07	6.2227	AUD	221,727	(249,233)
1,388,000	Morgan Stanley	GPT Group	09/05/07	4.7995	AUD	217,293	(107,509)
346,000	Morgan Stanley	Publishing & Broadcasting Ltd.	09/05/07	19.4139	AUD	192,018	(2,611)
554,000	Morgan Stanley	Suncorp-Metway Ltd.	09/05/07	20.4122	AUD	308,425	(133,363)
289,000	BNP Paribas	Westfield Group	09/05/07	19.6900	AUD	161,147	(396,961)
139,000	Societe Generale	TransCanada Corp.	09/05/07	38.8800	CAD	121,692	(145)
367,000	Goldman Sachs	Danske Bank A/S	09/05/07	236.5000	DKK	429,857	(12,673)
202,000	BNP Paribas	ABN AMRO Holding NV	09/05/07	37.1200	EUR	268,971	(3,797)
83,000	ABN AMRO	BNP Paribas	09/05/07	86.1900	EUR	346,406	—
802,000	UBS AG, London	Deutsche Telekom AG	09/05/07	13.3360	EUR	486,865	(364,893)
1,842,000	Merrill Lynch	Enel S.p.A.	09/05/07	7.8500	EUR	485,406	(2,859)
515,000	ABN AMRO	ENI S.p.A.	09/05/07	27.7200	EUR	602,539	(250)
372,000	BNP Paribas	Fortis	09/05/07	29.6650	EUR	540,498	(1,956)
527,000	Goldman Sachs	France Telecom S.A.	09/05/07	20.2715	EUR	484,901	(1,355,510)
2,127,000	Morgan Stanley	Intesa San Paolo	09/05/07	5.4355	EUR	480,981	(371,214)
946,000	Goldman Sachs	Mediaset S.p.A.	09/05/07	7.7625	EUR	281,659	(115,372)
475,000	Goldman Sachs	Royal Dutch Shell PLC	09/05/07	30.1154	EUR	630,581	(23,854)
4,381,000	Goldman Sachs	Telecom Italia S.p.A.	09/05/07	1.6950	EUR	333,048	(25,488)
1,769,000	Merrill Lynch	UniCredito Italiano S.p.A.	09/05/07	6.5000	EUR	497,897	(30,815)
1,282,000	Goldman Sachs	Aviva PLC	09/05/07	7.4240	GBP	722,579	(43,964)
1,595,000	Deutsche Bank, AG	BP PLC	09/05/07	6.0254	GBP	590,620	—
470,000	Goldman Sachs	British American Tobacco PLC	09/05/07	16.2927	GBP	508,158	(325,462)
696,000	Deutsche Bank, AG	Diageo PLC	09/05/07	10.3073	GBP	426,073	(445,186)
569,000	Goldman Sachs	GlaxoSmithkline PLC	09/05/07	12.7991	GBP	517,538	(335,157)
327,214	ABN AMRO	HSBC Holdings PLC	09/05/07	8.9125	GBP	166,331	(76,348)
1,760,596	ABN AMRO	Lloyds TSB Group PLC	09/05/07	5.5782	GBP	668,115	(109,275)
1,243,905	ABN AMRO	Royal Bank of Scotland Group PLC	09/05/07	6.0766	GBP	563,122	(1,127)
450,000	BNP Paribas	CLP Holdings Ltd.	09/05/07	53.0700	HKD	95,846	(49,527)
1,356,000	Goldman Sachs	Telecom Corp. of New Zealand	09/05/07	4.7570	NZD	181,923	(298)
1,226,000	Merrill Lynch	Teliasonera AB	09/05/07	53.5000	SEK	360,087	(145,522)
333,000	BNP Paribas	United Overseas Bank Ltd.	09/05/07	22.7500	SGD	148,820	(5,358)
279,000	Merrill Lynch	Altria Group, Inc.	09/05/07	70.8800	USD	607,104	(43,240)
197,000	Merrill Lynch	Ameren Corp.	09/05/07	52.6000	USD	381,392	(13,132)
109,000	Goldman Sachs	American Capital Strategies, Ltd.	09/05/07	44.4700	USD	204,549	(4,758)
396,000	UBS AG, London	AT&T Inc.	09/05/07	39.6700	USD	578,160	(217,607)
404,000	Merrill Lynch	Bank of America Corp.	09/05/07	49.0700	USD	559,136	(638,224)
312,000	Morgan Stanley	Bristol-Myers Squibb Co.	09/05/07	31.9414	USD	392,652	(3,435)
381,000	Societe Generale	Citigroup Inc.	09/05/07	50.4600	USD	672,313	(399)
386,000	UBS AG, London	Citizens Communications Co.	09/05/07	15.4100	USD	162,120	(295)
174,000	Morgan Stanley	Consolidated Edison Inc.	09/05/07	45.8660	USD	210,540	(147,261)
92,000	Merrill Lynch	Developers Diversified Realty Corp.	09/05/07	53.6400	USD	152,444	(63,016)
345,000	ABN AMRO	Dow Chemical Co.	09/05/07	47.3450	USD	612,375	(59)
546,000	Goldman Sachs	Duke Energy Corp.	09/05/07	17.7800	USD	353,808	(340,642)
64,000	Merrill Lynch	Enerplus Resources Fund	09/05/07	47.4100	USD	106,048	—
72,000	Goldman Sachs	Hospitality Properties Trust	09/05/07	41.7900	USD	104,400	(11,997)
213,000	BNP Paribas	KeyCorp	09/05/07	36.8600	USD	244,950	(85)
250,000	Deutsche Bank, AG	Petroleo Brasileiro S.A. ADR	09/05/07	61.3300	USD	712,950	(243)
618,000	Goldman Sachs	Pfizer Inc.	09/05/07	24.6620	USD	517,884	(182,436)
51,000	BNP Paribas	Rayonier Inc.	09/05/07	49.2100	USD	85,833	(1)
574,000	Goldman Sachs	Southern Co.	09/05/07	34.5280	USD	743,904	(567,711)
225,000	Goldman Sachs	Spectra Energy Corp.	09/05/07	26.4100	USD	195,975	(1,723)
858,000	Morgan Stanley	Taiwan Semiconductor Manufacturing Co. Ltd.	09/05/07	11.2239	USD	452,612	—
274,000	Merrill Lynch	Tele Norte Leste Participacoes S.A. ADR	09/05/07	21.2200	USD	319,785	(248,064)
452,000	BNP Paribas	US Bancorp	09/05/07	32.1600	USD	366,301	(245,629)
153,000	Morgan Stanley	UST Inc.	09/05/07	53.8877	USD	282,744	—
285,000	Merrill Lynch	Wachovia Corp.	09/05/07	51.1800	USD	468,227	(17,120)
468,000	Deutsche Bank, AG	Washington Mutual, Inc.	09/05/07	40.9800	USD	812,635	(4,251)

						$22,802,502	$(7,610,269)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

Supplemental Option Information

Supplemental Call Option Statistics as of August 31, 2007
% of Total Net Assets against which calls written	35%
Average Days to Expiration	5 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$22,802,502
Value of calls	$(7,610,269)

Supplemental Put Option Statistics as of August 31, 2007
% of Total Net Assets against which Currency puts purchased	28%
Average Days to Expiration	49 days
% of Total Net Assets against which Index puts purchased	50%
Average Days to Expiration	49 days
Average Currency Put Moneyness* at time purchased	5% OTM
Average Index Put Moneyness* at time purchased	5% OTM
Premium Paid for puts	$15,774,384
Value of puts	$5,182,966

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders was held June 14, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matter voted upon as well as the result is outlined below:

ING Global Equity Dividend and Premium Opportunity Fund, Class II Trustees

To elect three Class II Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.(1)

			Shares voted
		Shares	against or	Shares	Total
	Proposal	voted for	withheld	abstained	Shares Voted

Class II Trustees	John V. Boyer	89,692,287.725	795,257.335	—	90,487,545.060
	Patricia W. Chadwick	89,702,595.725	784,949.335	—	90,487,545.060
	Sheryl K. Pressler	89,684,219.725	803,325.335	—	90,487,545.060

(1)	The proposal passed at this meeting.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective April 1, 2007, Alexander van Eekelen joined portfolio management team who are primarily responsible for the day-to-day management of the Fund’s portfolio. Effective May 1, 2007, Menno van Boven and Ruud Boeve are no longer responsible for the management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2007 Dividends:

Declaration Date	Ex-Dividend Date	Payable Date

January 16, 2007	February 1, 2007	February 15, 2007
February 15, 2007	March 1, 2007	March 15, 2007
March 15, 2007	April 2, 2007	April 16, 2007
April 16, 2007	May 1, 2007	May 15, 2007
May 15, 2007	June 1, 2007	June 15, 2007
June 15, 2007	July 2, 2007	July 16, 2007
July 16, 2007	August 1, 2007	August 15, 2007
August 15, 2007	September 4, 2007	September 17, 2007
September 17, 2007	October 1, 2007	October 15, 2007
October 15, 2007	November 1, 2007	November 15, 2007
November 15, 2007	December 3, 2007	December 17, 2007
December 17, 2007	December 27, 2007	January 15, 2008

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2007 was 94,656, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 3, 2007 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

The Bank of New York Mellon Corporation
101 Barclay Street (11E)
New York, New York 10286

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIGD (0807-101907)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Equity Dividend and Premium Opportunity Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 2, 2007

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	November 2, 2007